Exhibit 99.1

SouthState Corporation Reports First Quarter 2024 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – April 25, 2024 – SouthState Corporation (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month period ended March 31, 2024.

“In the midst of a transition year for the US economy, SouthState produced first quarter revenue and earnings per share in line with our guidance", commented John C. Corbett, SouthState’s Chief Executive Officer. "Loans and deposits grew in the low-single digit percent range and asset quality remains stable with strong reserves. Our markets are resilient, and people are migrating to the South as an attractive place to live and grow a business."

Highlights of the first quarter of 2024 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.50; Adjusted Diluted EPS (Non-GAAP) of $1.58
●	Net Income of $115.1 million; Adjusted Net Income (Non-GAAP) of $121.3 million
●	Return on Average Common Equity of 8.4%; Return on Average Tangible Common Equity (Non-GAAP) of 13.6% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 14.4%*
●	Return on Average Assets (“ROAA”) of 1.03% and Adjusted ROAA (Non-GAAP) of 1.08%*
●	Pre-Provision Net Revenue (“PPNR”) per Weighted Average Diluted Share (Non-GAAP) of $2.28
●	Book Value per Share of $72.82; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $46.48

Performance

●	Net Interest Income of $344 million; Core Net Interest Income (excluding loan accretion) (Non-GAAP) of $340 million
●	Net Interest Margin (“NIM”), non-tax equivalent of 3.40% and tax equivalent (Non-GAAP) of 3.41%
●	Net charge-offs of $2.7 million, or 0.03% annualized; $12.7 million Provision for Credit Losses (“PCL”), including release for unfunded commitments; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.60%
●	Noninterest Income of $72 million; Noninterest Income represented 0.64% of average assets for the first quarter of 2024
●	Recorded FDIC special assessment expense of $3.9 million
●	Efficiency Ratio of 58% and Adjusted Efficiency Ratio (Non-GAAP) of 56%

Balance Sheet

●	Loans increased $279 million, or 3% annualized, led by consumer real estate; ending loan to deposit ratio of 88%
●	Deposits increased $130 million, or 1% annualized
●	Total deposit cost of 1.74%, up 0.14% from prior quarter, resulting in a 33% cycle-to-date beta
●	Repurchased a total of 100,000 shares during 1Q 2024 at a weighted average price of $79.85
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.2%, 14.4%, 9.6%, and 11.9%, respectively†

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.52 per share, payable on May 17, 2024 to shareholders of record as of May 10, 2024

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
INCOME STATEMENT	2024	2023	2023	2023	2023
Interest Income
Loans, including fees (1)	$463,688	$459,880	$443,805	$419,355	$393,366
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	53,567	55,555	56,704	58,698	57,043
Total interest income	517,255	515,435	500,509	478,053	450,409
Interest Expense
Deposits	160,162	149,584	133,944	100,787	55,942
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	13,157	11,620	11,194	15,523	13,204
Total interest expense	173,319	161,204	145,138	116,310	69,146
Net Interest Income	343,936	354,231	355,371	361,743	381,263
Provision for credit losses	12,686	9,893	32,709	38,389	33,091
Net Interest Income after Provision for Credit Losses	331,250	344,338	322,662	323,354	348,172
Noninterest Income	71,558	65,489	72,848	77,214	71,355
Noninterest Expense
Operating expense	240,923	245,774	238,042	240,818	231,093
Merger, branch consolidation, severance related and other expense (8)	4,513	1,778	164	1,808	9,412
FDIC special assessment	3,854	25,691	—	—	—
Total noninterest expense	249,290	273,243	238,206	242,626	240,505
Income before Income Taxes Provision	153,518	136,584	157,304	157,942	179,022
Income taxes provision	38,462	29,793	33,160	34,495	39,096
Net Income	$115,056	$106,791	$124,144	$123,447	$139,926

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$115,056	$106,791	$124,144	$123,447	$139,926
Securities losses (gains), net of tax	—	2	—	—	(35)
Merger, branch consolidation, severance related and other expense, net of tax (8)	3,382	1,391	130	1,414	7,356
FDIC special assessment, net of tax	2,888	20,087	—	—	—
Adjusted Net Income (non-GAAP)	$121,326	$128,271	$124,274	$124,861	$147,247

Basic earnings per common share	$1.51	$1.40	$1.63	$1.62	$1.84
Diluted earnings per common share	$1.50	$1.39	$1.62	$1.62	$1.83
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.59	$1.69	$1.63	$1.64	$1.94
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.58	$1.67	$1.62	$1.63	$1.93
Dividends per common share	$0.52	$0.52	$0.52	$0.50	$0.50
Basic weighted-average common shares outstanding	76,301,411	76,100,187	76,139,170	76,057,977	75,902,440
Diluted weighted-average common shares outstanding	76,660,081	76,634,100	76,571,430	76,417,537	76,388,954
Effective tax rate	25.05%	21.81%	21.08%	21.84%	21.84%

Performance and Capital Ratios

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2024	2023	2023	2023	2023
PERFORMANCE RATIOS
Return on average assets (annualized)	1.03%	0.94%	1.10%	1.11%	1.29%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.08%	1.13%	1.10%	1.12%	1.35%
Return on average common equity (annualized)	8.36%	7.99%	9.24%	9.34%	10.96%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	8.81%	9.60%	9.25%	9.45%	11.53%
Return on average tangible common equity (annualized) (non-GAAP) (3)	13.63%	13.53%	15.52%	15.81%	18.81%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	14.35%	16.12%	15.54%	15.98%	19.75%
Efficiency ratio (tax equivalent)	58.48%	63.43%	54.00%	53.59%	51.41%
Adjusted efficiency ratio (non-GAAP) (4)	56.47%	56.89%	53.96%	53.18%	49.34%
Dividend payout ratio (5)	34.42%	37.01%	31.84%	30.75%	27.09%
Book value per common share	$72.82	$72.78	$68.81	$69.61	$69.19
Tangible book value per common share (non-GAAP) (3)	$46.48	$46.32	$42.26	$42.96	$42.40

CAPITAL RATIOS
Equity-to-assets	12.3%	12.3%	11.6%	11.8%	11.7%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.2%	8.2%	7.5%	7.6%	7.5%
Tier 1 leverage (6)	9.6%	9.4%	9.3%	9.2%	9.1%
Tier 1 common equity (6)	11.9%	11.8%	11.5%	11.3%	11.1%
Tier 1 risk-based capital (6)	11.9%	11.8%	11.5%	11.3%	11.1%
Total risk-based capital (6)	14.4%	14.1%	13.8%	13.5%	13.3%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
BALANCE SHEET	2024	2023	2023	2023	2023
Assets
Cash and due from banks	$478,271	$510,922	$514,917	$552,900	$558,158
Federal funds sold and interest-earning deposits with banks	731,186	487,955	814,220	960,849	1,438,504
Cash and cash equivalents	1,209,457	998,877	1,329,137	1,513,749	1,996,662

Trading securities, at fair value	66,188	31,321	114,154	56,580	16,039
Investment securities:
Securities held to maturity	2,446,589	2,487,440	2,533,713	2,585,155	2,636,673
Securities available for sale, at fair value	4,598,400	4,784,388	4,623,618	4,949,334	5,159,999
Other investments	187,285	192,043	187,152	196,728	217,991
Total investment securities	7,232,274	7,463,871	7,344,483	7,731,217	8,014,663
Loans held for sale	56,553	50,888	27,443	42,951	27,289
Loans:
Purchased credit deteriorated	1,031,283	1,108,813	1,171,543	1,269,983	1,325,400
Purchased non-credit deteriorated	4,534,583	4,796,913	5,064,254	5,275,913	5,620,290
Non-acquired	27,101,444	26,482,763	25,780,875	24,990,889	23,750,452
Less allowance for credit losses	(469,654)	(456,573)	(447,956)	(427,392)	(370,645)
Loans, net	32,197,656	31,931,916	31,568,716	31,109,393	30,325,497
Premises and equipment, net	512,635	519,197	516,583	518,353	517,146
Bank owned life insurance	997,562	991,454	984,881	979,494	967,750
Mortgage servicing rights	87,970	85,164	89,476	87,539	85,406
Core deposit and other intangibles	83,193	88,776	95,094	102,256	109,603
Goodwill	1,923,106	1,923,106	1,923,106	1,923,106	1,923,106
Other assets	778,244	817,454	996,055	875,694	940,666
Total assets	$45,144,838	$44,902,024	$44,989,128	$44,940,332	$44,923,827

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$10,546,410	$10,649,274	$11,158,431	$11,489,483	$12,422,583
Interest-bearing	26,632,024	26,399,635	25,776,767	25,252,395	23,979,009
Total deposits	37,178,434	37,048,909	36,935,198	36,741,878	36,401,592
Federal funds purchased and securities
sold under agreements to repurchase	554,691	489,185	513,304	581,446	544,108
Other borrowings	391,812	491,904	391,997	792,090	1,292,182
Reserve for unfunded commitments	53,229	56,303	62,347	63,399	85,068
Other liabilities	1,419,663	1,282,625	1,855,295	1,471,509	1,351,873
Total liabilities	39,597,829	39,368,926	39,758,141	39,650,322	39,674,823

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	190,443	190,055	190,043	189,990	189,649
Surplus	4,230,345	4,240,413	4,238,753	4,228,910	4,224,503
Retained earnings	1,749,215	1,685,166	1,618,080	1,533,508	1,448,636
Accumulated other comprehensive loss	(622,994)	(582,536)	(815,889)	(662,398)	(613,784)
Total shareholders' equity	5,547,009	5,533,098	5,230,987	5,290,010	5,249,004
Total liabilities and shareholders' equity	$45,144,838	$44,902,024	$44,989,128	$44,940,332	$44,923,827

Common shares issued and outstanding	76,177,163	76,022,039	76,017,366	75,995,979	75,859,665

Net Interest Income and Margin

	Three Months Ended
	Mar. 31, 2024			Dec. 31, 2023			Mar. 31, 2023
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$668,349	$8,254	4.97%	$814,244	$10,029	4.89%	$759,239	$8,921	4.77%
Investment securities	7,465,735	45,313	2.44%	7,382,800	45,526	2.45%	8,232,582	48,122	2.37%
Loans held for sale	42,872	681	6.39%	28,878	552	7.58%	23,123	402	7.05%
Total loans held for investment	32,480,220	463,007	5.73%	32,239,455	459,328	5.65%	30,394,396	392,964	5.24%
Total interest-earning assets	40,657,176	517,255	5.12%	40,465,377	515,435	5.05%	39,409,340	450,409	4.64%
Noninterest-earning assets	4,353,987			4,572,255			4,695,138
Total Assets	$45,011,163			$45,037,632			$44,104,478

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$19,544,019	$117,292	2.41%	$18,957,647	$107,994	2.26%	$16,874,909	$40,516	0.97%
Savings deposits	2,589,251	1,818	0.28%	2,680,065	1,888	0.28%	3,298,221	1,756	0.22%
Certificates and other time deposits	4,282,749	41,052	3.86%	4,294,555	39,702	3.67%	3,114,354	13,670	1.78%
Federal funds purchased	256,506	3,369	5.28%	256,672	3,453	5.34%	193,259	2,187	4.59%
Repurchase agreements	280,674	1,358	1.95%	265,839	1,458	2.18%	373,563	666	0.72%
Other borrowings	563,848	8,430	6.01%	438,701	6,709	6.07%	785,571	10,351	5.34%
Total interest-bearing liabilities	27,517,047	173,319	2.53%	26,893,479	161,204	2.38%	24,639,877	69,146	1.14%
Noninterest-bearing liabilities ("Non-IBL")	11,957,565			12,844,262			14,287,553
Shareholders' equity	5,536,551			5,299,891			5,177,048
Total Non-IBL and shareholders' equity	17,494,116			18,144,153			19,464,601
Total Liabilities and Shareholders' Equity	$45,011,163			$45,037,632			$44,104,478
Net Interest Income and Margin (Non-Tax Equivalent)		$343,936	3.40%		$354,231	3.47%		$381,263	3.92%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.41%			3.48%			3.93%
Total Deposit Cost (without Debt and Other Borrowings)			1.74%			1.60%			0.63%
Overall Cost of Funds (including Demand Deposits)			1.83%			1.69%			0.75%

Total Accretion on Acquired Loans (1)		$4,287			$3,870			$7,398
Tax Equivalent ("TE") Adjustment		$528			$659			$1,020
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $47.0 million as of March 31, 2024.

Noninterest Income and Expense

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
Noninterest Income:
Fees on deposit accounts	$33,145	$33,225	$32,830	$33,101	$29,859
Mortgage banking income	6,169	2,191	2,478	4,354	4,332
Trust and investment services income	10,391	10,131	9,556	9,823	9,937
Securities (losses) gains, net	—	(2)	—	—	45
Correspondent banking and capital markets income	14,591	16,081	24,808	27,734	21,956
Expense on centrally-cleared variation margin	(10,280)	(12,677)	(11,892)	(8,547)	(8,362)
Total correspondent banking and capital markets income	4,311	3,404	12,916	19,187	13,594
Bank owned life insurance income	6,892	6,567	7,039	6,271	6,813
Other	10,650	9,973	8,029	4,478	6,775
Total Noninterest Income	$71,558	$65,489	$72,848	$77,214	$71,355

Noninterest Expense:
Salaries and employee benefits	$150,453	$145,850	$146,146	$147,342	$144,060
Occupancy expense	22,577	22,715	22,251	22,196	21,533
Information services expense	22,353	22,000	21,428	21,119	19,925
OREO and loan related expense (income)	606	948	613	(14)	169
Business development and staff related	5,799	7,492	5,995	6,672	5,957
Amortization of intangibles	5,998	6,615	6,616	7,028	7,299
Professional fees	3,115	7,025	3,456	4,364	3,702
Supplies and printing expense	2,540	2,761	2,623	2,554	2,640
FDIC assessment and other regulatory charges	8,534	8,325	8,632	9,819	6,294
Advertising and marketing	1,984	2,826	3,009	1,521	2,118
Other operating expenses	16,964	19,217	17,273	18,217	17,396
Merger, branch consolidation, severance related and other expense (8)	4,513	1,778	164	1,808	9,412
FDIC special assessment	3,854	25,691	—	—	—
Total Noninterest Expense	$249,290	$273,243	$238,206	$242,626	$240,505

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
LOAN PORTFOLIO (7)	2024	2023	2023	2023	2023
Construction and land development * †	$2,437,343	$2,923,514	$2,776,241	$2,817,125	$2,749,290
Investor commercial real estate*	9,752,529	9,227,968	9,372,683	9,187,948	8,957,507
Commercial owner occupied real estate	5,511,855	5,497,671	5,539,097	5,585,951	5,522,514
Commercial and industrial	5,544,131	5,504,539	5,458,229	5,378,294	5,321,306
Consumer real estate *	8,223,066	7,993,450	7,608,145	7,275,495	6,860,831
Consumer/other	1,198,386	1,241,347	1,262,277	1,291,972	1,284,694
Total Loans	$32,667,310	$32,388,489	$32,016,672	$31,536,785	$30,696,142

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $623.9 million, $715.5 million, $863.1 million, $928.4 million, and $893.7 million for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
DEPOSITS	2024	2023	2023	2023	2023
Noninterest-bearing checking	$10,546,410	$10,649,274	$11,158,431	$11,489,483	$12,422,583
Interest-bearing checking	7,898,835	7,978,799	7,806,243	8,185,609	8,316,023
Savings	2,557,203	2,632,212	2,760,166	2,931,320	3,156,214
Money market	11,895,385	11,538,671	10,756,431	9,710,032	8,388,275
Time deposits	4,280,601	4,249,953	4,453,927	4,425,434	4,118,497
Total Deposits	$37,178,434	$37,048,909	$36,935,198	$36,741,878	$36,401,592

Core Deposits (excludes Time Deposits)	$32,897,833	$32,798,956	$32,481,271	$32,316,444	$32,283,095

Asset Quality

	Ending Balance
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2024	2023	2023	2023	2023
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$106,189	$110,467	$105,856	$104,772	$68,176
Accruing loans past due 90 days or more	2,497	11,305	783	3,620	2,667
Non-acquired OREO and other nonperforming assets	1,589	711	449	227	186
Total non-acquired nonperforming assets	110,275	122,483	107,088	108,619	71,029
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	63,451	59,755	57,464	60,734	52,795
Accruing loans past due 90 days or more	135	1,174	1,821	571	983
Acquired OREO and other nonperforming assets	655	712	378	981	3,446
Total acquired nonperforming assets	64,241	61,641	59,663	62,286	57,224
Total nonperforming assets	$174,516	$184,124	$166,751	$170,905	$128,253

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2024	2023	2023	2023	2023
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.44%	1.41%	1.40%	1.36%	1.21%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.60%	1.58%	1.59%	1.56%	1.48%
Allowance for credit losses as a percentage of nonperforming loans	272.62%	249.90%	269.98%	251.86%	297.42%
Net charge-offs as a percentage of average loans (annualized)	0.03%	0.09%	0.16%	0.04%	0.01%
Total nonperforming assets as a percentage of total assets	0.39%	0.41%	0.37%	0.38%	0.29%
Nonperforming loans as a percentage of period end loans	0.53%	0.56%	0.52%	0.54%	0.41%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the first quarter of 2024:

	Allowance for Credit Losses ("ACL and UFC")
(Dollars in thousands)	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 12/31/2023	$423,876	$32,697	$456,573	$56,303
Charge offs	(4,829)	—	(4,829)	—
Acquired charge offs	(2,889)	(222)	(3,111)	—
Recoveries	2,703	—	2,703	—
Acquired recoveries	272	2,286	2,558	—
Provision (recovery) for credit losses	20,055	(4,295)	15,760	(3,074)
Ending balance 3/31/2024	$439,188	$30,466	$469,654	$53,229

Period end loans	$31,636,027	$1,031,283	$32,667,310	N/A
Allowance for Credit Losses to Loans	1.39%	2.95%	1.44%	N/A
Unfunded commitments (off balance sheet) *				$8,160,594
Reserve to unfunded commitments (off balance sheet)				0.65%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its first quarter results at 9:00 a.m. Eastern Time on April 26, 2024.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of April 26, 2024 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Net income (GAAP)	$115,056	$106,791	$124,144	$123,447	$139,926
Provision for credit losses	12,686	9,893	32,709	38,389	33,091
Tax provision	38,462	29,793	33,160	34,495	39,096
Merger, branch consolidation, severance related and other expense (8)	4,513	1,778	164	1,808	9,412
FDIC special assessment	3,854	25,691	—	—	—
Securities losses (gains)	—	2	—	—	(45)
Pre-provision net revenue (PPNR) (Non-GAAP)	$174,571	$173,948	$190,177	$198,139	$221,480

Average asset balance (GAAP)	$45,011,163	$45,037,632	$44,841,319	$44,628,124	$44,104,478
PPNR ROAA	1.56%	1.53%	1.68%	1.78%	2.04%

Diluted weighted-average common shares outstanding	76,660	76,634	76,571	76,418	76,389
PPNR per weighted-average common shares outstanding	$2.28	$2.27	$2.48	$2.59	$2.90

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023
Net interest income (GAAP)	$343,936	$354,231	$355,371	$361,743	$381,263
Less:
Total accretion on acquired loans	4,287	3,870	4,053	5,481	7,398
Core net interest income (Non-GAAP)	$339,649	$350,361	$351,318	$356,262	$373,865

NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)
Net interest income (GAAP)	$343,936	$354,231	$355,371	$361,743	$381,263
Total average interest-earning assets	40,657,176	40,465,377	40,376,380	40,127,836	39,409,340
NIM, non-tax equivalent	3.40%	3.47%	3.49%	3.62%	3.92%

Tax equivalent adjustment (included in NIM, TE)	528	659	646	698	1,020
Net interest income, tax equivalent (Non-GAAP)	$344,464	$354,890	$356,017	$362,441	$382,283
NIM, TE (Non-GAAP)	3.41%	3.48%	3.50%	3.62%	3.93%

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2024	2023	2023	2023	2023
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$115,056	$106,791	$124,144	$123,447	$139,926
Securities losses (gains), net of tax	—	2	—	—	(35)
Merger, branch consolidation, severance related and other expense, net of tax (8)	3,382	1,391	130	1,414	7,356
FDIC special assessment, net of tax	2,888	20,087	—	—	—
Adjusted net income (non-GAAP)	$121,326	$128,271	$124,274	$124,861	$147,247

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.51	$1.40	$1.63	$1.62	$1.84
Effect to adjust for securities losses (gains), net of tax	—	0.00	—	—	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.04	0.03	0.00	0.02	0.10
Effect to adjust for FDIC special assessment, net of tax	0.04	0.26	—	—	—
Adjusted net income per common share - Basic (non-GAAP)	$1.59	$1.69	$1.63	$1.64	$1.94

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.50	$1.39	$1.62	$1.62	$1.83
Effect to adjust for securities losses (gains), net of tax	—	—	—	—	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.04	0.02	0.00	0.01	0.10
Effect to adjust for FDIC special assessment, net of tax	0.04	0.26	—	—	—
Adjusted net income per common share - Diluted (non-GAAP)	$1.58	$1.67	$1.62	$1.63	$1.93

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	1.03%	0.94%	1.10%	1.11%	1.29%
Effect to adjust for securities losses (gains), net of tax	—%	0.00%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.02%	0.01%	—%	0.01%	0.06%
Effect to adjust for FDIC special assessment, net of tax	0.03%	0.18%	—%	—%	—%
Adjusted return on average assets (non-GAAP)	1.08%	1.13%	1.10%	1.12%	1.35%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	8.36%	7.99%	9.24%	9.34%	10.96%
Effect to adjust for securities losses (gains), net of tax	—%	0.00%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.24%	0.11%	0.01%	0.11%	0.57%
Effect to adjust for FDIC special assessment, net of tax	0.21%	1.50%	—%	—%	—%
Adjusted return on average common equity (non-GAAP)	8.81%	9.60%	9.25%	9.45%	11.53%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	8.36%	7.99%	9.24%	9.34%	10.96%
Effect to adjust for intangible assets	5.27%	5.54%	6.28%	6.47%	7.85%
Return on average tangible equity (non-GAAP)	13.63%	13.53%	15.52%	15.81%	18.81%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	8.36%	7.99%	9.24%	9.34%	10.96%
Effect to adjust for securities losses (gains), net of tax	—%	0.00%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.25%	0.10%	0.01%	0.11%	0.58%
Effect to adjust for FDIC special assessment, net of tax	0.21%	1.50%	—%	—%	—%
Effect to adjust for intangible assets, net of tax	5.53%	6.53%	6.29%	6.53%	8.21%
Adjusted return on average common tangible equity (non-GAAP)	14.35%	16.12%	15.54%	15.98%	19.75%

Adjusted Efficiency Ratio (4)
Efficiency ratio	58.48%	63.43%	54.00%	53.59%	51.41%
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	(1.08)%	(0.43)%	(0.04)%	(0.41)%	(2.07)%
Effect to adjust for FDIC special assessment	(0.93)%	(6.11)%	—%	—%	—%
Adjusted efficiency ratio	56.47%	56.89%	53.96%	53.18%	49.34%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$72.82	$72.78	$68.81	$69.61	$69.19
Effect to adjust for intangible assets	(26.34)	(26.46)	(26.55)	(26.65)	(26.79)
Tangible book value per common share (non-GAAP)	$46.48	$46.32	$42.26	$42.96	$42.40

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	12.29%	12.32%	11.63%	11.77%	11.68%
Effect to adjust for intangible assets	(4.08)%	(4.11)%	(4.15)%	(4.16)%	(4.18)%
Tangible equity-to-tangible assets (non-GAAP)	8.21%	8.21%	7.48%	7.61%	7.50%

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $4.3 million, $3.9 million, $4.1 million, $5.5 million, and $7.4 million during the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $4.5 million, $1.8 million, $164,000, $1.8 million, and $9.4 million for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively; (b) pre-tax net securities (losses) gains of $(2,000) and $45,000 for the quarters ended December 31, 2023 and March 31, 2023, respectively; and (c) pre-tax FDIC special assessment of $3.9 million and $25.7 million for the quarters ended March 31, 2024 and December 31, 2023, respectively.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation, severance related and other expense, FDIC special assessment and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $6.0 million, $6.6 million, $6.6 million, $7.0 million, and $7.3 million for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	March 31, 2024 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.
(8)	Includes pre-tax cyber incident costs of $4.4 million for the quarter ended March 31, 2024.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks relating to the ability to retain our culture and attract and retain qualified people, which could be exacerbated by the continuing work from remote environment; (4) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (5) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (6) a decrease in our net interest income due to the interest rate environment; (7) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (8) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (9) potential deterioration in real estate values; (10) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (14) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (15) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (16) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (23) excessive loan losses; (24) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (25) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (26) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (27) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (28) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (29) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (30) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.